UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        April 28, 2015

ASPECT FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51085	20-1227650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:   (609) 274-5838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

(a)(1)           Aspect FuturesAccess LLC (the “Registrant”), Merrill Lynch Alternative Investments LLC (“MLAI”) and Aspect Capital Limited (the “Trading Advisor”) are parties to an Advisory Agreement dated as May 28, 2004, as amended by an Amendment dated as of  December 4, 2014 (the “Advisory Agreement”).  MLAI is the sponsor and manager of the Registrant.  Pursuant to the Advisory Agreement, the Trading Advisor provides commodity trading advisory services for the Registrant and directs the trading activities of the Registrant.

On April 28, 2015 the Registrant, MLAI and the Trading Advisor entered into an Amendment to the Advisory Agreement, effective as of May 1, 2015 (the “Amendment”).

 (2)           The Amendment removes references to Class DS Interests from the Advisory Agreement.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.01	Amendment to Advisory Agreement dated as of April 28, 2015, among Aspect FuturesAccess LLC, Merrill Lynch Alternative Investments LLC and Aspect Capital Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC, its manager

By:	/s/ Barbra E. Kocsis
	Name:	Barbra E. Kocsis
	Position:	Chief Financial Officer

Date:  May 29, 2015

ASPECT FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.01	Amendment to Advisory Agreement dated as of April 28, 2015, among Aspect FuturesAccess LLC, Merrill Lynch Alternative Investments LLC and Aspect Capital Limited.

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